UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, Dc 20549

SCHEDULE 14A

(Rule 14a-101)
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

(Amendment No. ____)

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On Track Innovations Ltd.

(Name of Registrant as Specified In Its Charter)

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ON TRACK INNOVATIONS LTD.
NOTICE OF AN EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS
TO BE HELD ON MARCH 2, 2021

You are hereby notified that an extraordinary meeting (the “Meeting”) of shareholders of On Track Innovations Ltd. (the “Company”), will be held on Tuesday, March 2, 2021, at 10:00 A.M., Israel time, at our offices, Hatnufa 5, Yokneam Industrial Zone, Yokneam, Israel, 2069200. However, we are actively monitoring developments with regard to the coronavirus, or COVID-19, and it is possible that the Meeting may be held solely by means of remote communication. In the event it is not possible or advisable to hold the Meeting in person, we will announce alternative arrangements for the meeting as promptly as practicable. We intend to hold the Meeting for the following purposes:

1.	To approve the right of Jerry L. Ivy, Jr. Descendants’ Trust (“Ivy”), the Company’s controlling shareholder, to convert an amount of up to $1,500,000, together with interest accrued and all other amounts outstanding, into ordinary shares of the Company, as described in the accompanying proxy statement, in accordance with the provisions of the loan financing agreement (the “Agreement”) dated December 9, 2020, as required under Section 275 of the Israeli Companies Law of 1999-5759, as amended (the “Companies Law”); and

2.	To approve that, if the resolution in Item 1 above is approved, by exercising Ivy’s right to purchase additional shares under Item 1 above, Ivy’s holdings in the Company may exceed more than 45% of the total voting rights of the Company, as required under Section 328(b) of the Companies Law.

The Board recommends that you vote in favor of both of the items above.

Record Date and Right to Vote

The Board has fixed the close of business on Friday, January 22, 2021, as the record date for the Meeting (“Record Date”). Subject to the provisions of Israeli law and the Company’s Amended and Restated Articles of Association (the “Articles of Association”), only shareholders on the Record Date are entitled to notice of and to vote at the Meeting and at any adjournment or postponement thereof.

All shareholders that are entitled to notice and to vote at the Meeting are cordially invited to attend the Meeting. If your shares are registered in your name, please bring the admission ticket attached to your proxy card. If your shares are registered in the name of a broker, trust, bank or other nominee, you will need to bring a proxy or a letter from that broker, trust, bank or other nominee or your most recent brokerage account statement, that confirms that you are the beneficial owner of those shares as of the Record Date (“Proof of Ownership”). If you do not have either an admission ticket or Proof of Ownership, you will not be admitted to the Meeting.

Important Notice Regarding the Availability of Proxy Materials
for the Meeting to be held on March 2, 2021:
The proxy statement and proxy card are also available at http://www.otiglobal.com/agm and on our proxy agent’s website at www.proxyvote.com.
Shareholders may also obtain additional paper or e-mail copies of these materials at no cost by writing to
On Track Innovations Ltd., Hatnufa 5, Yokneam Industrial Zone, Yokneam, Israel, 2069200, attention: CFO.

Your vote is important regardless of the number of shares you own. You may vote by telephone or over the Internet on our proxy agent’s website at www.proxyvote.com until the Cut-Off Date (as defined below) by following the instructions included on the enclosed proxy card. If you are not voting by phone or Internet, the Company requests that you complete, sign, date and return the enclosed proxy card without delay and no later than the Cut-Off Date described below in the enclosed postage-paid return envelope, even if you now plan to attend the Meeting. You may revoke your proxy at any time prior to its exercise by delivering written notice or another duly executed proxy bearing a later date to the Chief Executive Officer of the Company, or by attending the Meeting and voting in person. We will not be able to count a proxy card unless we receive it at our principal executive offices at Hatnufa 5, Yokneam Industrial Zone, Yokneam, Israel, 2069200, or at the office of our proxy agent, Broadridge Financial Solutions Inc. at Vote Processing, c/o Broadridge, 51 Mercedes Way Edgewood, NY 11717, in the enclosed envelope, by Saturday, February 27, 2021 at 10:00 A.M. Israel time, which is February 27, 2021 at 3:00 A.M. Eastern Time (the “Cut-Off Date”).

IMPORTANT:    If your shares are held in the name of a brokerage firm, bank, nominee or other institution, you should provide instructions to your broker, bank, nominee or other institution on how to vote your shares, otherwise your broker, nominee or other institution may have the right to vote on the matters contained in the proxy pursuant to its sole discretion. Please contact the person responsible for your account and give instructions for a proxy to be completed for your shares.

By order of the Board, /s/ Yehuda Holtzman
Yehuda Holtzman Chief Executive Officer

January 26, 2021

IMPORTANT: In order to secure a quorum and to avoid the expense of additional proxy solicitation, please sign, date and return your proxy promptly and no later than the Cut-Off Date, in the enclosed envelope even if you plan to attend the meeting personally. Your cooperation is greatly appreciated.

ON TRACK INNOVATIONS LTD.
Hatnufa 5, Yokneam Industrial Zone
Yokneam, Israel, 2069200

PROXY STATEMENT

INTRODUCTION

This proxy statement and the accompanying proxy card are being sent by On Track Innovations Ltd. (the “Company,” “our,” “us” or “we”) to the holders of record of the Company’s outstanding ordinary shares, par value NIS 0.1 each (the “Ordinary Shares”), on January 22, 2021 (the “Record Date”). The Record Date has been fixed by the Company’s Board of Directors as described hereunder. The accompanying proxy is being solicited by the Board of Directors of the Company (the “Board”), for use at our Extraordinary General Meeting (the “Meeting”), to be held on Tuesday, March 2, 2021, at 10:00 A.M. Israel time, at our offices, Hatnufa 5, Yokneam Industrial Zone, Yokneam, Israel, 2069200 and at any adjournment or postponement thereof. However, we are actively monitoring developments with regard to the coronavirus, or COVID-19, and it is possible that the Meeting may be held solely by means of remote communication. In the event it is not possible or advisable to hold the Meeting in person, we will announce alternative arrangements for the Meeting as promptly as practicable. The cost of solicitation of proxies will be borne by the Company. Directors, officers and employees of the Company may also assist in the solicitation of proxies by mail, telephone, telefax, in person or otherwise, without additional compensation.  Brokers, custodians and fiduciaries will be requested to forward proxy soliciting materials to the owners of the Ordinary Shares held in their names and the Company will reimburse them for their reasonable out-of-pocket expenses incurred in connection with the distribution of such proxy materials.

The Board has fixed January 22, 2021 as the Record Date for the Meeting. Only shareholders of record on the Record Date are entitled to notice of and to vote at the Meeting or any adjournment or postponement thereof. As of the Record Date, there were outstanding 53,824,377 Ordinary Shares. Each Ordinary Share is entitled to one vote per share. Subject to the provisions of Israeli law and pursuant to the Articles of Association of the Company, no business may be transacted at any shareholder meeting unless a quorum is present when the meeting begins. The quorum required for a meeting of shareholders is at least two shareholders present in person or by proxy, holding in the aggregate at least one third (33 1/3%) of the issued and outstanding Ordinary Shares as of the Record Date (the “Quorum”). Abstentions will not be counted with respect to the items below, but will be counted in determining if a Quorum is present. Broker non-votes, as defined below, are counted in determining if a Quorum is present.

All Ordinary Shares represented in person or by valid proxies received by the Company prior to the Cut-Off Date (as defined below), and not revoked, will be voted as specified in the proxies or voting instructions. Votes that are left blank will be voted as recommended by the Board. With regard to other matters that may properly come before the Meeting, votes will be cast at the discretion of the proxies.

Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. In the event that a broker, bank, or other agent indicates on a proxy that it does not have discretionary authority to vote certain shares on a non-routine proposal, then those shares will be treated as broker non-votes. Because Items No. 1 and 2 in this proxy statement are non-routine proposals, your broker, bank or other agent will not be entitled to vote on these proposals without your instructions.

Any shareholder who has submitted a proxy may revoke it at any time before it is voted, by written notice addressed to and received by our Chief Executive Officer, by submitting a duly executed proxy bearing a later date, but not after the Cut-Off Date, or by electing to vote in person at the Meeting. The mere presence at the Meeting of the person appointing a proxy does not, however, revoke the appointment.

We will not be able to count a proxy card unless we receive it at our principal executive offices at Hatnufa 5, Yokneam Industrial Zone, Yokneam, Israel, 2069200, or at our proxy agent, Broadridge Financial Solutions Inc. at Vote Processing, c/o Broadridge, 51 Mercedes Way Edgewood, NY 11717, in the enclosed envelope, by Saturday, February 27, 2021, at 10:00 A.M. Israel time, which is Saturday, February 27, 2021 at 3:00 A.M. Eastern Time (“Cut-Off Date”). You may also vote by telephone or over the Internet on our proxy agent’s website at www.proxyvote.com until the Cut-Off Date by following the instructions included on the enclosed proxy card.

Our website address and our proxy agent’s website address are included several times in this proxy statement as textual references only, and the information in these websites is not incorporated by reference into this proxy statement.

1

BACKGROUND TO PROPOSALS 1 AND 2 — THE LOAN FINANCING AGREEMENT

On December 9, 2020, the Company entered into a loan financing agreement (the “Agreement”) with Jerry L. Ivy, Jr., Descendants’ Trust (the “Lender” or “Ivy”), the Controlling Shareholder of the Company (as such term is defined under the Israeli Companies Law, 5759-1999, as amended (the “Companies Law”)). The Agreement provides that the Lender will extend a loan to the Company in the aggregate amount of up to $1,500,000 (the “Loan Amount”), payable in two tranches: one of $625,000 (the “Initial Tranche”) at the initial closing, and the other of $875,000 at the second closing (the “Second Tranche”), subject to the terms and conditions of the Agreement. The initial closing took place on December 17, 2020 (the “Initial Closing”). Additional lenders may participate in the Second Tranche, subject to the Company’s consent. As of the date hereof, the Company is negotiating with a potential lender (the “Additional Lender”), who is not affiliated with Ivy, to lend an additional $100,000 as part of the Second Tranche under the same terms and conditions of Ivy. If the negotiations succeed, the Loan Amount will be increased to $1,600,000 and the Second Tranche will be increased to $975,000. The Company has agreed to use the proceeds of the Loan Amount to fund the Company’s operations and working capital while the Company explores strategic options.

The Loan Amount is secured pursuant to a debenture (the “Debenture”) by a first priority floating charge over all the tangible or intangible assets and other property of the Company as of the date of the Agreement or thereafter acquired (subject only to certain permitted security interests, as set forth in Agreement) (the “Floating Charge”).

The Loan Amount and all accrued interest matures upon the elapse of six months following the Initial Closing (the “Maturity Date”), and will be payable in full on the Maturity Date, provided that the maturity date can be extended at the sole option of the majority of the Lenders. The Loan Amount bears interest on all outstanding principal at an interest rate of 8.0% per annum (the “Interest”); provided, however, that upon an extension of the maturity period beyond the Maturity Date, the Interest will automatically increase, effective as of the Maturity Date, to the rate of 10.0% per annum. Also, in case of an extension of the Maturity Date, the accrued interest for the first six months for which the Loan Amount has been outstanding will be payable by the Company to the Lender at the time of the extension, and the accrued Interest for the extension period will be payable by the Company to the Lender on the extended maturity date. In addition, the Company may repay the Initial Tranche and/or the Second Tranche, in whole and not in part, and any accrued Interest thereon, at any time prior to the Maturity Date (as it may be extended), in its sole discretion.

Pursuant to the Agreement, a second closing (the “Second Closing”) will take place if, among other things, the Company meets certain conditions, including the following: (i) filing of notices for convening of a meeting of the Company’s shareholders for obtaining the Shareholders’ Approval (as defined below); (ii) obtaining the approval of the Israeli Innovation Authority (the “IIA”) to include the charge of intellectual property funded by the IIA in the Floating Charge; and (iii) the repayment in full by ASEC S.A. (Spolka Akcyjna), a wholly-owned Polish subsidiary of the Company, of the loan provided to it by PKO Bank Polski (the “Polish Debt”), or the postponement of the maturity date of the Polish Debt to no earlier than December 22, 2021. As previously reported by the Company, the last condition of the postponement of the maturity date of the Polish Debt to no earlier than December 22, 2021 has been met. Pursuant to the Agreement, proceeds of the Loan Amount may not be used by the Company for the purposes of repayment of the Polish Debt.

Subject to obtaining the Shareholders’ Approval (as defined below), at any time prior to the repayment in full of the Loan Amount together with Interest accrued and all other amounts outstanding under the Agreement (the “Secured Amount”), the Lender will be entitled, at its sole discretion, to demand to convert (the “Conversion Right”) the entire Secured Amount into Ordinary Shares, at a price per share (the “Conversion Price”) equal to the lower of (a) $0.20 per share (subject to adjustment in the event of any bonus shares, combinations or splits) and (b) a price per share reflecting a discount to $0.248 (i.e., the average closing bid price of an Ordinary Share over the 20 trading days preceding the Initial Closing) (the “Benchmark Price”), as follows: (i) if conversion occurs no later than three months after the Initial Closing, the price will be $0.198 (i.e., 20% of the Benchmark Price); (ii) if conversion occurs more than three months but no later than six months after the Initial Closing, the price will be $0.174 (i.e., 30% of the Benchmark Price); (iii) if conversion occurs more than six months after the Initial Closing (to the extent extended in accordance with the terms of the Agreement), the price will be $0.124 (i.e., 50% of the Benchmark Price); and (iv) if conversion occurs upon an event of default, the price will be $0.124 (i.e., 50% of the Benchmark Price).

Pursuant to the Agreement, the Conversion Right will become effective only following the approval thereof by the shareholders of the Company in accordance with the requirements of the Companies Law, which approval will apply to a controlling shareholder transaction that includes a private offering that may increase the holdings of a controlling shareholder to and above 45% of the share capital of the Company (a “Shareholders’ Approval”), and will be deemed of no force or effect at any time prior to obtaining such Shareholders’ Approval, if at all. The Company has agreed to convene a shareholders meeting to obtain the Shareholders’ Approval no later than 50 days following the Initial Closing. Accordingly, the Company is convening the Meeting and including proposals 1 and 2, pursuant its obligations under the Agreement.

The Agreement includes customary events of default, including, among others, failures to repay any amounts due to the Lender, breaches or defaults under the terms of the Agreement, etc. If an event of default occurs, the Secured Amount shall immediately become due and payable, without the need for any notice by the Lender.

The foregoing descriptions of the Agreement and the Debenture are qualified by reference to the full text of the Agreement and the Debenture, copies of which were filed as Exhibit 10.1 and 10.2, respectively, to the Current Report on Form 8-K filed by the Company on December 15, 2020.

2

ITEM NO. 1 — TO APPROVE THE RIGHT OF IVY, THE COMPANY’S CONTROLLING SHAREHOLDER, TO CONVERT AN AMOUNT OF UP TO $1,500,000, TOGETHER WITH INTEREST ACCRUED AND ALL OTHER AMOUNTS OUTSTANDING, INTO ORDINARY SHARES OF THE COMPANY, AT THE CONVERSION PRICE SPECIFIED ABOVE, IN ACCORDANCE WITH THE PROVISIONS OF THE LOAN FINANCING AGREEMENT DATED DECEMBER 9, 2020

In accordance with Section 275 of the Companies Law, an extraordinary transaction between a company and its controlling shareholder, such as the Conversion Right under the Agreement, as described above, which was agreed to be given by the Company to Ivy, the Company’s controlling shareholder, is subject to the following approvals, in the following order: the Company’s audit committee, the Company’s board of directors and the Company’s shareholders.

The Audit Committee and the Board have resolved to approve the entering into the Agreement with Ivy, including the Conversion Right. The Audit Committee and Board noted, among other things, that the Company is in urgent need to obtain additional funding to secure the Company’s ability to maintain its business, that the Company’s management had been looking for funding sources and reached an initial assessment that receiving a loan from Ivy is an appropriate option that can meet the Company’s needs in such short time and on reasonable terms, and that in order to have a proposed loan duly approved under the provisions of the Companies Law, the negotiations with Ivy were made with the involvement and instructions of those members of the Board who have no nexus to Ivy, and concluded that it is advisable and in the best interest of the Company to approve the entry by the Company into the Agreement.

If this Proposal No.1 is approved, and if Ivy elects to exercise the Conversion Right, Ivy may hold up to approximately 42.5% of the Company’s issued and outstanding Ordinary Shares, assuming the Additional Lender does not lend the additional $100,000 and does not increase the Loan Amount to $1,600,000. If Ivy exercises the Conversion Right, our existing shareholders will experience substantial dilution, which might reduce the value and voting power of our current shareholders’ investment in the Company’s Ordinary Shares and materially reduce their voting power. Based on its significant ownership position, Ivy may, after the approval of this Proposal No. 1, possess sufficient voting power to influence significantly, or potentially have de facto control over, the outcome of key matters requiring shareholder approval.

It is proposed that the following resolution be adopted at the Meeting:

“RESOLVED, to approve the right of Jerry L. Ivy, Jr. Descendants’ Trust, the Company’s controlling shareholder, to convert an amount of up to $1,500,000, together with interest accrued and all other amounts outstanding, into Ordinary Shares of the Company, at the conversion price specified in this proxy statement, in accordance with the provisions of the loan financing agreement dated December 9, 2020.”

Required Vote

This proposal requires the affirmative vote of the Company’s shareholders (“Shareholders”) present in person or by proxy and holding our Ordinary Shares amounting in the aggregate to at least a majority of the votes actually cast with respect to such proposal, provided that one of the following shall apply: (i) the majority of the votes includes at least a majority of all the votes of Shareholders who do not have a personal interest in the approval of the transaction and who are present at the Meeting; abstentions shall not be included in the total of the votes of the aforesaid Shareholders; or (ii) the total of opposing votes from among the Shareholders said in subsection (i) above does not exceed 2% of all the voting rights in the Company. Broker non-votes will not impact the results of the vote on this proposal, but will be counted for purposes of determining whether there is a quorum.

The Board recommends a vote FOR the approval of the adoption of the forgoing resolution.

3

ITEM NO. 2 —	TO APPROVE THAT, IF THE RESOLUTION IN ITEM 1 ABOVE IS APPROVED, BY EXERCISING IVY’S RIGHT TO PURCHASE ADDITIONAL SHARES UNDER ITEM 1 ABOVE, IVY’S HOLDINGS IN THE COMPANY MAY EXCEED MORE THAN 45% OF THE TOTAL VOTING RIGHTS OF THE COMPANY, AS REQUIRED UNDER SECTION 328(B) OF THE COMPANIES LAW

Legal Background to Shareholder Approval Requirement

Since Ivy is the Controlling Shareholder of the Company, the Company needs to obtain the shareholders’ approval pursuant to the Companies Law, as further detailed in this Proposal No. 2 below.

Section 328(a) of the Companies Law provides, among other things, that no acquisition will be made in a public company that will result in (i) a person holding 25% or more of the company’s voting rights (a “Controlling Interest”), if there is no person that holds a Controlling Interest in the company; or (ii) a person holding more than 45% of the company’s voting rights, if there is no person that holds 45% or more of the voting rights in the company, unless by way of a special tender offer. Section 328(b) of the Companies Law further provides that the above shall not apply to a purchase of shares by way of a private placement, provided that such purchase was approved by the company’s shareholders as a private placement that is intended to acquire for the offeree the Controlling Interest or the holding of 45% or more of the voting rights in the company.

To the best of the Company’s knowledge, as of the date of this Proxy Statement, no shareholder of the Company holds 45% or more of the voting rights in the Company. However, if the Company’s shareholders approve Proposal No. 1 above and this Proposal No. 2, and if Ivy elects to exercise the Conversion Right, Ivy may hold (not including any of Ivy’s affiliates, and depending on the conversion price upon such conversion), up to approximately 42.5% of the voting rights in the Company (assuming the Additional Lender does not lend the additional $100,000 and does not increase the Loan Amount to $1,600,000). However, Ivy may purchase additional shares from the Company before exercising the Conversion Right (if approved), for instance, by way of a rights offering, and then upon exercising the Conversion Right, he will become a holder of 45% or more of the voting rights in the Company. Accordingly, the Board recommends to the Company’s shareholders to approve the issuance of Ordinary Shares to Ivy under the Conversion Right, including the holdings by Ivy of 45% or more of the voting rights in the Company pursuant to Section 328(b) of the Companies Law.

It is proposed that the following resolution be adopted at the Meeting:

“RESOLVED, to approve that, if the resolution in Item 1 at the Meeting is approved, by exercising Jerry L. Ivy, Jr. Descendants’ Trust’s (“Ivy”) right to purchase additional shares under such Item 1, Ivy’s holdings in the Company may exceed more than 45% of the total voting rights of the Company, pursuant to Section 328(b) of the Companies Law.”

Required Vote

This proposal requires the affirmative vote of the Shareholders present in person or by proxy and holding our Ordinary Shares amounting in the aggregate to at least a majority of the votes actually cast with respect to such proposal, provided that one of the following shall apply: (i) the majority of the votes includes at least a majority of all the votes of Shareholders who do not have a personal interest in the approval of the transaction and who are present at the Meeting; abstentions shall not be included in the total of the votes of the aforesaid Shareholders; or (ii) the total of opposing votes from among the Shareholders said in subsection (i) above does not exceed 2% of all the voting rights in the Company. Broker non-votes will not impact the results of the vote on this proposal, but will be counted for purposes of determining whether there is a quorum.

The Board recommends a vote FOR the approval of the adoption of the forgoing resolution.
4

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information, to the best knowledge and belief of the Company, as of January 8, 2021 (unless provided herein otherwise), with respect to holdings of our Ordinary Shares by (1) each person known by us to be the beneficial owner of more than 5% of the total number of shares of our Ordinary Shares outstanding as of such date; (2) each of our directors; (3) each of our named executive officers specified under the caption “Summary Compensation Table” in the definitive proxy statement filed by the Company with the Securities and Exchange Commission (“SEC”) on July 9, 2020; and (4) all of our current directors and executive officers as a group.

Unless otherwise indicated below, all information with respect to the ownership of any of the below shareholders has been furnished by such shareholder and we believe that the persons named in the table have sole voting and sole investment power with respect to all of the shares shown as owned, subject to community property laws, where applicable. The shares owned by the directors and executive officers include the shares owned by their family members to which such directors and executive officers disclaim beneficial ownership, as provided for below. If a shareholder has the right to acquire shares by exercising options currently exercisable or exercisable within 60 days of the date of this table, these shares are deemed outstanding for the purpose of computing the percentage owned by the specific shareholder (that is, they are included in both the numerator and the denominator), but they are disregarded for the purpose of computing the percentage owned by any other shareholder.

The information in the table below is based on 53,824,377 Ordinary Shares outstanding as of January 22, 2021 and reflects number of shares owned. Unless otherwise indicated, the address of each of the individuals named below is: c/o On Track Innovations Inc., Hatnufa 5, Yokneam Industrial Zone, Yokneam, Israel, 2069200.

Name of beneficial owner	Position	Number of Ordinary Shares Beneficially Owned	% of Class of Ordinary Shares
William C. Anderson III(1)	Director	2,090,000	3.9%
Leonid Berkovich	External Director	—	—
Sandra Bjork Hardardottir(2)	Director	1,511,203	2.8%
Donna Seidenberg Marks(3)	External Director	10,000	*
Michael Shanahan(4)	Director	10,000	*
Yehuda Holtzman	Chief Executive Officer	—	—
Shlomi Cohen(5)	Former Chief Executive Officer	—	—
Assaf Cohen(6)	Chief Financial Officer	76,666	*
Nehemia Itay(7)	VP Hardware Engineering	15,000	*
Amir Eilam(8)	VP Research & Development	20,000	*
All current directors and executive officers as a group persons)		3,679,869	6.9%
5% Shareholders
Jerry L. Ivy, Jr.(9)	Shareholder	15,288,680	28.4%

(*)	Less than 1%
(1)	Includes 2,060,000 Ordinary Shares held by Mr. Anderson and includes options held by Mr. Anderson to purchase 30,000 Ordinary Shares currently exercisable or exercisable within 60 days of this table.
(2)	Includes 1,511,203 Ordinary Shares held by Ms. Hardardottir. Such shares are also included in the Ordinary Shares held by Mr. Jerry L. Ivy, Jr., as detailed in footnote 9 below.
(3)	Consists of options held by Ms. Seidenberg Marks to purchase 10,000 Ordinary Shares currently exercisable or exercisable within 60 days of this table.
(4)	Consists of options held by Mr. Shanahan to purchase 10,000 Ordinary Shares currently exercisable or exercisable within 60 days of this table.
(5)	Mr. Shlomi Cohen is no longer an officer of the Company.
(6)	Consists of options held by Mr. Cohen to purchase 76,666 Ordinary Shares currently exercisable or exercisable within 60 days of this table.
(7)	Consists of options held by Mr. Itay to purchase 15,000 Ordinary Shares currently exercisable or exercisable within 60 days of this table.
(8)	Consists of options held by Mr. Eilam to purchase 20,000 Ordinary Shares currently exercisable or exercisable within 60 days of this table.
(9)	Information is based solely on Schedule 13D/A filed by Mr. Jerry L. Ivy, Jr. with the SEC on December 16, 2020 and consists of 13,777,477 Ordinary Shares held by Mr. Ivy and 1,511,203 Ordinary Shares held by Ms. Hardardottir. Mr. Ivy’s address is 1003 Lake St. #301, Kirkland, WA 98033. Excludes the Ordinary Shares issuable upon exercise of the Conversion Rights.

5

Deadline and Procedures for Submitting Board of Directors Nominations

Subject to our Articles of Association and the Companies Law, a shareholder wishing to nominate a candidate for election to the Board at the next Annual Meeting is required to give written notice containing the required information specified above addressed to the Board, c/o Company Chief Executive Officer, On Track Innovations Ltd., Hatnufa 5, Yokneam Industrial Zone, Yokneam, Israel, 2069200, of his or her intention to make such a nomination. The notice of nomination and other required information must be received by the Company no later than the time required by the Companies Law.

Code of Ethics

We have adopted a Code of Business Conduct and Ethics that applies to our directors, executive and financial officers and all of our employees. The Code of Business Conduct and Ethics is publicly available on our website at http://investors.otiglobal.com and we will provide, at no charge, a written copy thereof upon written request made to us.

SHAREHOLDER PROPOSALS FOR 2021 ANNUAL MEETING

Shareholders who wish to present proposals appropriate for consideration at our 2021 Annual Meeting of Shareholders (the “2021 Annual Meeting”) must submit the proposal in proper form consistent with our Articles of Association and applicable law to us at our address as set forth on the first page of this proxy statement and in accordance with the applicable regulations under Rule 14a-8 of the Exchange Act by March 9, 2021, in order for the proposal to be considered for inclusion in our proxy statement and form of proxy relating to the 2021 Annual Meeting. Shareholders who wish to present proposals appropriate for consideration at the 2021 Annual Meeting outside of Rule 14a-8 must submit the proposal in proper form consistent with our Articles of Association and applicable law to us at our address as set forth on the first page of this proxy statement by May 24, 2021 in order for the proposal to be considered for inclusion in our proxy statement and form of proxy relating to the 2021 Annual Meeting. Any such proposals should contain the name and record address of the shareholder, the number of Ordinary Shares beneficially owned as of the record date established for the meeting, a description of, and reasons for, the proposal and all information that would be required to be included in the proxy statement file with the SEC if such shareholder was a participant in the solicitation subject to Section 14 of the Exchange Act. The proposal, as well as any questions related thereto, should be directed to our Chief Executive Officer.

If a shareholder submits a proposal after the last date applicable under our Articles of Association and applicable law but still wishes to present the proposal at our 2021 Annual Meeting (but not in our proxy statement), the proposal, which must be presented in a manner consistent with our Articles of Association and applicable law, must be submitted to our Chief Executive Officer in proper form at the address set forth above so that it is received by our Chief Executive Officer no later than seven days after notice for such meeting.

We did not receive notice of any proposed matter to be submitted by shareholders for a vote at this Meeting and, therefore, in accordance with Exchange Act Rule 14a-4(c) any proxies held by persons designated as proxies by our Board and received in respect of this Meeting will be voted in the discretion of our management on such other matter which may properly come before the Meeting.

SHAREHOLDERS SHARING THE SAME ADDRESS

Only one set of proxy materials may be delivered to multiple shareholders sharing an address unless the Company has received contrary instructions from one or more of the shareholders. The Company will deliver promptly upon written or oral request a separate copy of the proxy materials to a shareholder at a shared address to which a single copy of the documents was delivered. Requests for additional copies should be directed to the Company’s Chief Financial Officer, Mr. Assaf Cohen, by e-mail addressed to assaf@otiglobal.com, by mail addressed to c/o Company Chief Financial Officer, On Track Innovations Ltd., Hatnufa 5, Yokneam Industrial Zone, Yokneam, Israel, 2069200, or by telephone at +011 972-4-6868000. Shareholders sharing an address and currently receiving a single copy may contact the Chief Financial Officer as described above to request that multiple copies be delivered in future years. Shareholders sharing an address and currently receiving multiple copies may request delivery of a single copy in future years by contacting the Chief Financial Officer as described above.

OTHER MATTERS

As of the date of this proxy statement, our management knows of no matter not specifically described above as to any action which is expected to be taken at the Meeting. The persons named in the enclosed proxy, or their substitutes, will vote the proxies, insofar as the same are not limited to the contrary, in their best judgment, with regard to such other matters and the transaction of such other business as may properly be brought at the Meeting.

PLEASE DATE, SIGN AND RETURN THE PROXY CARD AT YOUR EARLIEST CONVENIENCE AND NOT LATER THAN SATURDAY, FEBRUARY 27, 2021, AT 10:00 A.M. ISRAEL TIME (3:00 A.M. EASTERN TIME) IN THE ENCLOSED RETURN ENVELOPE.  A PROMPT RETURN OF YOUR PROXY CARD WILL BE APPRECIATED AS IT WILL SAVE THE EXPENSE OF FURTHER MAILINGS.

By order of the Board,

/s/ Yehuda Holtzman
Yehuda Holtzman Chief Executive Officer

Yokneam, Israel

January 26, 2021

6

ON TRACK INNOVATIONS LTD. HATNUFA 5 YOKNEAM INDUSTRIAL ZONE YOKNEAM, ISRAEL 2069200

VOTE BY INTERNET — www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until Saturday, February 27, 2021 at 10:00 A.M. Israel Time, which is Saturday, February 27, 2021 at 3:00 A.M. Eastern Time (“Cut-Off Date”). Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE — 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until the Cut-Off Date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it no later than the Cut-Off Date in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. You may also return the signed and dated proxy card to our principal executive offices at Hatnufa 5, Yokneam Industrial Zone, Yokneam, Israel, 2069200 no later than the Cut-Off Date.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ON TRACK INNOVATIONS LTD.

The Board of Directors recommends you vote FOR proposals 1 and 2.

1a. To approve the right of Jerry L. Ivy, Jr. Descendants’ Trust, the Company’s controlling shareholder, to convert an amount of up to $1,500,000, together with interest accrued and all other amounts outstanding, into ordinary shares of the Company, at the conversion price specified in the accompanying proxy statement, in accordance with the provisions of the loan financing agreement dated December 9, 2020.	For ☐	Against ☐	Abstain ☐

1b. Please mark YES if you have a personal interest in resolution 1a above. Please mark NO if you do not. IF YOU DO NOT MARK ONE OF THE BOXES YOU WILL BE DEEMED TO HAVE A PERSONAL INTEREST IN THE SAID RESOLUTION.	Yes ☐	No ☐

2a. To approve that, if the resolution in Item 1 at the Meeting is approved, by exercising Jerry L. Ivy, Jr. Descendants’ Trust’s (“Ivy”) right to purchase additional shares under such Item 1, Ivy’s holdings in the Company may exceed more than 45% of the total voting rights of the Company, pursuant to Section 328(b) of the Companies Law.	For ☐	Against ☐	Abstain ☐

2b. Please mark YES if you have a personal interest in resolution 2a above. Please mark NO if you do not. IF YOU DO NOT MARK ONE OF THE BOXES YOU WILL BE DEEMED TO HAVE A PERSONAL INTEREST IN THE SAID RESOLUTION.

	Yes ☐	No ☐

Please indicate if you plan to attend this meeting.	Yes ☐	No ☐

Please sign exactly as your name(s) appear(s) hereon. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Extraordinary Meeting:
The Notice & Proxy Statement are available at www.proxyvote.com.
A copy of the Notice and Proxy Statement are also available at the On Track Innovations Ltd. website at
http://www.otiglobal.com/agm

If you have not voted by phone or internet, please sign, date and mail your proxy card in the envelope provided as soon as possible.

ON TRACK INNOVATIONS LTD.
Extraordinary Meeting of Shareholders
March 2, 2021
THE FOLLOWING PROXY IS BEING SOLICITED ON BEHALF OF THE
BOARD OF DIRECTORS OF ON TRACK INNOVATIONS LTD.

The undersigned shareholder of On Track Innovations Ltd. (the “Company”) hereby appoints Yehuda Holtzman and Assaf Cohen, or either of them, as proxy and attorney of the undersigned, for and in the name(s) of the undersigned, to attend the Extraordinary Meeting of Shareholders of the Company (the “Shareholders Meeting”) to be held at the Company’s offices at Hatnufa 5, Yokneam Industrial Zone, Yokneam, Israel, 2069200 on Tuesday, March 2, 2021, at 10:00 a.m., Israel Time, and any adjournment thereof (subject to the below), to cast on behalf of the undersigned all the votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the Shareholders Meeting with all powers possessed by the undersigned if personally present at the Shareholders Meeting, including, without limitation, to vote and act in accordance with the instructions set forth on the reverse side. The undersigned hereby acknowledges that the Company is actively monitoring developments with regard to the coronavirus, or COVID-19, and it is possible that the Shareholders Meeting may be held solely by means of remote communication. In the event it is not possible or advisable to hold the Shareholders Meeting in person, the Company will announce alternative arrangements for the Shareholders Meeting as promptly as practicable. The undersigned hereby acknowledges receipt of the Notice of an Extraordinary Meeting of Shareholders and revokes any proxy heretofore given with respect to such meeting.

THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS INSTRUCTED ON THE REVERSE SIDE.

Continued and to be signed on the reverse side